UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2018

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 405-2600
(Registrant's telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
On June 18, 2018, AXIS Capital Holdings Limited, a Bermuda company (the "Company"), issued a press release announcing the publication of the Company’s 2017 Loss Development Triangles. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless the Company expressly so incorporates such information by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 18, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 18, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 18, 2018

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel